UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                    811-07533

                              The Lou Holland Trust
                              ---------------------
               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
               (Address of principal executive offices) (Zip code)

                                Louis A. Holland
                      c/o Holland Capital Management, L. P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:

                                 (312) 553-4830

Date of fiscal year end:  December 31


Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


LOU HOLLAND
GROWTH FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 2004

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO SHAREHOLDERS FEBRUARY, 2005

                    Dear Shareholder:

                    Thank you for your investment in the Lou Holland Growth
                    Fund.

                    The Fund achieved a return of 11.2% for 2004 in the face of a stock market that performed poorly for most of the year due to rising energy prices, the war on terrorism and the uncertainty of the presidential election. Strong performance in the 1st and 4th quarters contributed to outperformance of the Russell 1000 Growth Index return of 6.3% and the S&P 500 Index return of 10.9% for the year.

                    Value generally beat growth, and small capitalization stocks outperformed large capitalization stocks in 2004. The Russell 1000 Value Index was 10.2% ahead of the Russell 1000 Growth Index. Small cap stocks had an outstanding year with the Russell 2000 Index up 18.3%, compared to the Russell 1000 Index return of 11.4%.

                    In 2004 energy, commodity and related products, producer durables and companies involved in manufacturing were the best performing market sectors. In the healthcare sector, pharmaceutical companies underperformed due to widely publicized difficulties with regulators and patent expiration problems. After outstanding performance in 2003, technology companies had a difficult year in 2004.

                    Stock selection was the primary driver of the Fund's outperformance versus the Russell 1000 Growth Index, with additional benefits accruing from favorable sector allocation. Favorable stock selection was achieved across several groups, particularly financial services and technology, although it was partially offset by weakness in healthcare. Sector allocation was a positive factor as the Fund had greater exposure to the strong energy area and was underweighted in the lagging technology and healthcare sectors.

                    Stock selection also contributed to good performance against the general market S&P 500 Index. This was, however, offset by an underweight in utilities and materials & processing, and an overweight in the struggling healthcare sector.

                    Our high quality, growth at a reasonable price discipline has provided solid performance for the year by avoiding the speculative lower quality stocks that performed poorly during most of 2004, after their great performance in 2003.

                    After 15-16% compound annual rates of return for the 20 years that ended in 2000, we expect real stock returns to revisit their historical norm of 7% for large cap stocks and 9% for mid and smaller cap stocks. Mid and small cap stocks have outperformed large cap stocks over the last several years even though they have also had a correction during the bear market.

                    Stock market returns will be negatively affected by 3-5% gross domestic product growth and single-digit earnings per share growth rates for S&P 500 stocks. The S&P 500 Index is presently selling 2.5x its earnings growth rate while the NASDAQ Composite Index has earnings per share growth rates of 15% with a price earnings ratio of twice its growth rate. (The earnings growth rates above are consensus estimates for 2005.)

                    We believe the outlook for economic growth is negative since consumption, which is 70% of economic activity, may be affected by the historically high level of total credit market debt ($35.8 trillion or 303% of gross domestic product and rising). With debt at these levels it is unlikely that President Bush will be able to get any tax cuts through Congress as promised.

                    From a historic point of view, we are concerned about the risk of inflation. During the 1964-1980 period, inflation increased from 1% to 14% resulting in negative real rates of return in both stocks and bonds for investors. However, current outsourcing of productivity and jobs to China, India and other
--------------------------------------------------------------------------------
                                        1

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    parts of the world is deflationary. Accordingly, the Federal Reserve Board has expressed an interest in raising interest rates at a "measured" pace to prevent deflation.

                    In this environment of lower expectations, we continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large cap growth companies with a leadership position in their industries will produce superior results for long-term investors.

                    OVERALL MORNINGSTAR RATING(TM) [GRAPHIC OF: 5 STARS]

                    The Lou Holland Growth Fund earned a five star [GRAPHIC OF:
                    5 STARS] Overall Rating from Morningstar for the periods ending December 31, 2004 and January 31, 2005.

                    The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Lou Holland Growth Fund was rated against the following number of U.S. domiciled large growth funds over the following time periods: 985 funds in the last three years and 674 funds in the last five years. With respect to large growth funds, the Lou Holland Growth Fund received a Morningstar Rating of five stars [GRAPHIC OF:
                    5 STARS] for 5-year and since inception periods and a four star rating [GRAPHIC OF: 4 STARS] for the 3-year period. Past performance is no guarantee of future results. These ratings change monthly.

                    For each fund with at least three years of history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two 2 stars and the bottom 10% receive one star.

                    Sincerely,


                    /s/ Louis A. Holland                        /s/ Monica L. Walker
                    Louis A. Holland                            Monica L. Walker
                    President, Trustee, and                     Secretary
                    Chairman of the Board of Trustees           Partner and Portfolio
                    Managing Partner and Chief Investment       Manager, Holland Capital
                    Officer, Holland Capital Management, L.P    Management, L.P.

--------------------------------------------------------------------------------
                                        2

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Line Chart:
                S&P 500        Russell 1000      Lou Holland      Russell Midcap
                Index          Growth Index      Growth Fund      Growth Index
04/29/96        10000          10000             10000            10000
12/96           11500          11397             11462            10529
12/97           15339          14873             14663            12902
12/98           19749          20628             19904            15207
12/99           23903          27469             21698            23006
12/00           21729          21309             20923            20301
12/01           19147          16957             19841            16208
12/02           14915          12228             15580            11765
12/03           19194          15865             19889            16790
12/04           21281          16864             22119            19388


--------------------------------------------------------------------------------
  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.HOLLANDCAP.COM/LHGF.HTML.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

  RUSSELL MIDCAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 485 of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 2004
                                                                 Since Inception
                                        1 Year         5 Year        4/29/96

      Lou Holland Growth Fund           11.21%          0.38%         9.58%
      S&P 500 Index                     10.88%         -2.30%         9.10%
      Russell 1000 Growth Index          6.30%         -9.29%         6.21%
      Russell Midcap Growth Index       15.48%         -3.36%         7.93%


--------------------------------------------------------------------------------
                                       3

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The Fund's transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                       Beginning              Ending             Expenses Paid
                                                        Account               Account           During Period*
                                                    Value 07/01/04        Value 12/31/04      07/01/04 - 12/31/04
-----------------------------------------------------------------------------------------------------------------
Lou Holland Growth Fund Actual ($1,000)                $1,000.00             $1,059.10               $6.88
Hypothetical (5% return before expenses)               $1,000.00             $1,025.00               $6.77

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period from July 1, 2004 through December 31, 2004).

Pie Chart:
INDUSTRY SECTORS AS OF DECEMBER 31, 2004
Technology              23.4%
Financials              21.9%
Healthcare              16.0%
Consumer Discretionary  14.8%
Energy/Oil               9.0%
Consumer Staples         5.1%
Other/Conglomerates      4.4%
Cash                     2.3%
Telecomm                 2.1%
Utilities                1.0%

PERCENTAGES FOR THE VARIOUS CLASSIFICATIONS RELATE TO NET ASSETS


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments, at market value
     (cost $35,193,484)                                     $42,522,305
   Receivable from Investment
     Manager                                                     68,039
   Dividends receivable                                          41,675
   Interest receivable                                            2,472
                                                            -----------
   Total Assets                                              42,634,491
                                                            -----------

LIABILITIES:
   Redemption payable                                           197,871
   Payable for securities
     purchased                                                  188,294
   Payable to Investment Manager                                 29,861
   Accrued expenses and
     other liabilities                                           74,592
                                                            -----------
   Total Liabilities                                            490,618
                                                            -----------

NET ASSETS                                                  $42,143,873
                                                            ===========

NET ASSETS CONSIST OF:
   Capital stock                                            $34,665,514
   Accumulated net realized
     gain on investment                                         149,538
   Net unrealized appreciation
     on investments                                           7,328,821
                                                            -----------
   Total Net Assets                                         $42,143,873
                                                            ===========
Shares outstanding                                            2,311,590

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                    $ 18.23
                                                            ===========


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
   Dividend income                                          $   574,169
   Interest income                                               12,439
                                                            -----------
   Total Investment Income                                      586,608
                                                            -----------

EXPENSES:
   Investment management fees                                   303,698
   Professional fees                                            163,739
   Accounting administration fees                                69,128
   Shareholder servicing fees                                    39,791
   Reports to shareholders                                       17,677
   Custody fees                                                  16,121
   Director fees                                                 16,000
   Federal and state registration                                15,670
   Insurance                                                     14,043
   Interest                                                         515
   Other                                                         14,547
                                                            -----------
   Total expenses before
     waiver and reimbursement                                   670,929
   Less: Waiver and reimbursement
     from Investment Manager                                   (189,252)
                                                            -----------
   Net Expenses                                                 481,677
                                                            -----------

NET INVESTMENT INCOME                                           104,931
                                                            -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON
   INVESTMENTS:
   Net realized gain on
     investments                                              1,518,975
   Change in unrealized appreciation
     on investments                                           2,533,280
                                                            -----------
   Net realized and unrealized
     gain on investments                                      4,052,255
                                                            -----------
NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                               $ 4,157,186
                                                            ===========





                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------
                                        5

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
                                                      YEAR ENDED             YEAR ENDED
                                                   DECEMBER 31, 2004      DECEMBER 31, 2003
                                                  -------------------    ------------------
OPERATIONS:
   Net investment income (loss)                       $   104,931            $   (26,426)
   Net realized gain on investments                     1,518,975                 89,970
   Change in unrealized appreciation
     on investments                                     2,533,280              5,963,671
                                                      -----------            -----------
   Net increase in net assets
     from operations                                    4,157,186              6,027,215
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income                   (108,620)                    --
   Distribution from net realized gains                  (345,340)                    --
                                                      -----------            -----------
     Total distributions                                 (453,960)*                   --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                           10,951,409             14,803,528
   Net asset value of shares issued
     in distributions reinvested                          452,331                     --
   Cost of shares redeemed                             (7,785,686)            (4,300,508)
                                                      -----------            -----------
   Net increase in net assets from
     capital share transactions                         3,618,054             10,503,020
                                                      -----------            -----------

TOTAL INCREASE IN NET ASSETS                            7,321,280             16,530,235
                                                      -----------            -----------

NET ASSETS:
   Beginning of year                                   34,822,593             18,292,358
                                                      -----------            -----------
   End of year                                        $42,143,873            $34,822,593
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            635,661                994,726
   Shares reinvested                                       24,771                     --
   Shares redeemed                                       (449,266)              (303,782)
                                                      -----------            -----------
   Net increase                                           211,166                690,944
                                                      ===========            ===========

*  See Note 1(c)
                     See Notes to the Financial Statements.


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                                       6

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                     YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                    2004          2003           2002           2001          2000
                                                  ------        ------         ------         ------        ------
Per Share Data (for a share
   outstanding throughout the year):

Net asset value, beginning
   of year                                        $16.58        $12.98         $16.53         $18.66        $20.87
                                                  ------        ------         ------         ------        ------
Income from investment operations:
Net investment income (loss)(1)                      .05         (0.02)         (0.02)         (0.04)        (0.07)
   Net realized and
     unrealized gains (losses)
     on investments                                 1.80          3.62          (3.53)         (0.91)        (0.66)
                                                  ------        ------         ------         ------        ------
   Total from investment
     operations                                     1.85          3.60          (3.55)         (0.95)        (0.73)
                                                  ------        ------         ------         ------        ------

Less distributions:
   Dividend from net
     investment income                             (0.05)           --             --             --            --
   Distributions from
     capital gains                                 (0.15)           --             --          (1.18)        (1.48)
                                                  ------        ------         ------         ------        ------
   Total distributions                             (0.20)           --             --          (1.18)        (1.48)
                                                  ------        ------         ------         ------        ------

   Net asset value,
     end of year                                  $18.23        $16.58         $12.98         $16.53        $18.66
                                                  ======        ======         ======         ======        ======

Total return                                      11.21%        27.73%         (21.48)%        (5.17)%       (3.58)%

Supplemental data and ratios:
   Net assets,
     end of year                             $42,143,873   $34,822,593    $18,292,358    $13,087,056   $10,642,503

   Ratios of expenses to
     average net assets:
     Before expense waiver and
       reimbursement                               1.88%         1.69%          1.86%          2.32%         2.21%
     After expense waiver and
       reimbursement                               1.35%         1.35%          1.35%          1.35%         1.35%

   Ratio of net investment income
     (loss) to average net assets:
     Before expense waiver and
       reimbursement                              (0.24)%       (0.45)%        (0.67)%        (1.28)%       (1.21)%
     After expense waiver and
       reimbursement                               0.29%        (0.11)%        (0.16)%        (0.31)%       (0.35)%

   Portfolio turnover rate                        40.83%        37.10%         41.12%         66.95%        52.72%

(1) In 2004 and 2003, net investment income (loss) per share is calculated using average shares outstanding. In 2002, 2001 and 2000, net investment
     (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements.


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                                        7

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

NUMBER OF                                                       MARKET
  SHARES                                                        VALUE
---------                                                    ----------
            COMMON STOCKS - 97.7%(A)
            CONSUMER DISCRETIONARY - 14.8%
    9,000   Carnival Corp. f                                 $  518,670
   14,100   The Cheesecake Factory Inc.*                        457,827
   10,400   Comcast Corp.*                                      346,112
   12,500   International Speedway Corp.                        660,000
    8,300   Kohl's Corp.*                                       408,111
   70,000   Liberty Media Corp.*                                768,600
    3,648   Liberty Media International,
             Inc.*                                              168,647
    9,500   Newell Rubbermaid Inc.                              229,805
    5,000   Omnicom Group Inc.                                  421,600
   23,000   Time Warner Inc.*                                   447,120
   15,000   Viacom Inc. Cl B                                    545,850
   16,800   Wal-Mart Stores, Inc.                               887,376
    8,800   Weight Watchers
             International, Inc.*                               361,416
                                                             ----------
                                                              6,221,134
                                                             ----------

            CONSUMER STAPLES - 5.1%
   13,000   Estee Lauder Companies Inc.                         595,010
   16,800   PepsiCo, Inc.                                       876,960
   17,500   Walgreen Co.                                        671,475
                                                             ----------
                                                              2,143,445
                                                             ----------

            ENERGY/OIL - 9.0 %
   15,400   BP p.l.c.-Spons ADR f                               899,360
   13,600   Burlington Resources Inc.                           591,600
   10,700   ChevronTexaco Corp.                                 561,857
   12,000   Exxon Mobil Corp.                                   615,120
    3,800   Total SA-Spons ADR f                                417,392
   20,100   XTO Energy, Inc.                                    711,138
                                                             ----------
                                                              3,796,467
                                                             ----------

NUMBER OF                                                       MARKET
  SHARES                                                        VALUE
---------                                                    ----------
            FINANCIAL/INSURANCE - 5.9%
    9,200   AFLAC INC.                                       $  366,528
   22,600   American International
             Group, Inc.                                      1,484,142
   15,850   Willis Group Holdings Ltd. f                        652,544
                                                             ----------
                                                              2,503,214
                                                             ----------

            FINANCIALS - 16.0%
   21,400   Citigroup Inc.                                    1,031,052
   21,400   Countrywide Financial Corp.                         792,014
   15,500   Doral Financial Corp. f                             763,375
   12,800   Fannie Mae                                          911,488
    7,300   Fifth Third Bancorp                                 345,144
    6,000   Goldman Sachs Group, Inc.                           624,240
   11,100   H&R Block, Inc.                                     543,900
   26,900   MBNA Corp.                                          758,311
    9,700   Northern Trust Corp.                                471,226
    9,500   SLM Corp.                                           507,205
                                                             ----------
                                                              6,747,955
                                                             ----------

            HEALTHCARE/OTHER - 4.3%
   12,800   Baxter International Inc.                           442,112
   17,600   Boston Scientific Corp.*                            625,680
   17,500   First Health Group Corp.*                           327,425
    8,100   Medtronic, Inc.                                     402,327
                                                             ----------
                                                              1,797,544
                                                             ----------

            HEALTHCARE/PHARMACEUTICALS - 11.7%
    4,300   Allergan, Inc.                                      348,601
    9,800   Biogen Idec Inc.*                                   652,778
    7,500   Johnson & Johnson                                   475,650
   45,000   Pfizer Inc.                                       1,210,050
   43,600   Schering-Plough Corp.                               910,368
   12,000   Teva Pharmaceutical
             Industries Ltd.-
             Spons ADR f                                        358,320
   29,300   Watson Pharmaceuticals, Inc.*                       961,333
                                                             ----------
                                                              4,917,100
                                                             ----------


                     See Notes to the Financial Statements.


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                                        8

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NUMBER OF                                                       MARKET
  SHARES                                                        VALUE
---------                                                    ----------
            OTHER/CONGLOMERATE - 4.4 %
   39,000   General Electric Co.                             $1,423,500
   12,400   Honeywell International Inc.                        439,084
                                                             ----------
                                                              1,862,584
                                                             ----------

            TECHNOLOGY/HARDWARE - 5.1%
   37,700   Intel Corp.                                         881,803
    5,300   International Business
             Machines Corp.                                     522,474
   19,700   Linear Technology Corp.                             763,572
                                                             ----------
                                                              2,167,849
                                                             ----------

            TECHNOLOGY/IMAGING - 1.0%
    4,700   Lexmark International, Inc.*                        399,500
                                                             ----------

            TECHNOLOGY/SERVICE - 7.0%
    7,000   Affiliated Computer Services,
             Inc.*                                              421,330
   10,700   Automatic Data Processing, Inc.                     474,545
   13,300   CDW Corp.                                           882,455
   47,200   Citrix Systems, Inc.*                             1,157,816
                                                             ----------
                                                              2,936,146
                                                             ----------

            TECHNOLOGY/SOFTWARE - 10.3%
    8,900   Adobe Systems Inc.                                  558,386
   16,000   Cognos, Inc.* f                                     704,960
   66,000   Microsoft Corp.                                   1,762,860
   32,500   Symantec Corp.*                                     837,200
    8,800   Zebra Technologies Corp.*                           495,264
                                                             ----------
                                                              4,358,670
                                                             ----------


NUMBER OF                                                       MARKET
  SHARES                                                        VALUE
---------                                                    ----------
            TELECOMMUNICATIONS SERVICES - 2.1%
   30,700   Motorola, Inc.                                 $    528,040
   21,700   Nokia Corp. "A" Spons
             ADR f                                              340,039
                                                           ------------
                                                                868,079
                                                           ------------

            UTILITIES - 1.0 %
    6,000   Kinder Morgan, Inc.                                 438,780
                                                           ------------

            Total common stocks
             (cost $33,829,646)                              41,158,467
                                                           ------------

PRINCIPAL
   AMOUNT
---------
            SHORT-TERM
             INVESTMENTS - 3.2% (A)

            VARIABLE RATE
             DEMAND NOTE - 3.2%

$1,363,838  U.S. Bank, N.A. Demand
             Notes, 2.17%                                     1,363,838
                                                           ------------
            Total variable rate demand
             note (cost $1,363,838)                           1,363,838
                                                           ------------
            Total investments - 100.9%
             (cost $35,193,484)                              42,522,305
                                                           ------------
            Other liabilities in
             excess of assets - (0.9%)(A)                     (378,432)
                                                           ------------
            TOTAL NET ASSETS -
             100.0%                                        $ 42,143,873
                                                           ============

 *  Non-income producing security.
f   Foreign Security.
(a) Percentages for the various classifications relate to net assets.


                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------
                                        9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The
                           Fund commenced operations on April 29, 1996.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded, securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America


--------------------------------------------------------------------------------
                                       10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, capital stock decreased by $5,658, accumulated net investment income has been increased by $3,689 and accumulated net realized gain on investments has been increased by $1,969. These differences relate to an over distribution of accumulated net investment income and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes. The Fund utilized $984,390 of its capital loss carryforwards during the year ended December 31, 2004.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. On December 29, 2004, the Fund distributed $108,620, comprised of a $104,931 dividend from net investment income and a $3,689 of an over distribution of accumulated net investment income, and of; $345,340 was also distributed from long-term realized gains. The distributions were paid on December 30, 2004 to shareholders of record on December 28, 2004. For the fiscal year ended December 31, 2003 the Fund did not make any distributions of net investment income or net realized capital gains. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


--------------------------------------------------------------------------------
                                       11

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           year ended December 31, 2004, were as follows:

                                                     PURCHASE           SALES
                                                  -------------    -------------
                           U.S. Government        $          --    $          --
                           Other                  $  17,959,321    $  14,250,552

                           At December 31, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $8,166,531
                           (Depreciation)                              (979,320)
                                                                     ----------
                           Net appreciation on investments           $7,187,211
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2004, the Fund has realized $169,448 of the appreciation.

                           At December 31, 2004, the cost of investments for federal income tax purposes was $35,335,094.

                           At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                    Undistributed ordinary income              0
                                    Undistributed long-term gain         216,519


--------------------------------------------------------------------------------
                                       12

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2004, the Adviser has waived and reimbursed the Fund $189,252.

                           Holland Capital Management, L.P. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, L.P. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. Fiduciary Management, Inc. is the administrator and accounting services agent for the Fund.


--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


REPORT OF INDEPENDENT      The Shareholders and Board of Trustees of
REGISTERED PUBLIC          The Lou Holland Trust:
ACCOUNTING FIRM

                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           Fund), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                           KPMG LLP

                           Chicago, Illinois
                           February 24, 2005


--------------------------------------------------------------------------------
                                       14

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   # OF
                                                   TERM OF                                         PORTFOLIOS
                                     POSITION(S)   OFFICE AND           PRINCIPAL                  IN FUND
                                     HELD          LENGTH               OCCUPATION(S)              COMPLEX
                                     WITH          OF TIME              DURING LAST                OVERSEEN      OTHER DIRECTORSHIPS
NAME AND ADDRESS           AGE       FUND          SERVED               FIVE YEARS                 BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Carla S. Carstens          53        Independent   Elected              President, Carstens        1             None
One North Wacker Drive,              Trustee       December 30, 2004    Associates (Management
Suite 700                                                               Consulting); Merger
Chicago, IL 60606                                                       Integration Manager,
                                                                        BP P.L.C./AMOCO
                                                                        Corporation (Global
                                                                        Energy Company)
------------------------------------------------------------------------------------------------------------------------------------
*Louis A. Holland          63        President     8 years              Managing Partner           1             Board of Directors
One North Wacker Drive,              and Trustee                        and Chief Investment                     of the Packaging
Suite 700                                                               Officer, Holland Capital                 Corporation of
Chicago, IL 60606                                                       Management, L.P.                         America, Mason
                                                                                                                 Street Funds, Inc./
                                                                                                                 Northwestern Mutual
                                                                                                                 Series Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JoAnn Sannasardo Lilek     48        Independent   Elected              Chief Financial Officer,   1             None
One North Wacker Drive,              Trustee       December 30, 2004    DSC Logistics (Third-Party
Suite 700                                                               Logistics Provider);
Chicago, IL 60606                                                       Executive Vice President,
                                                                        Office of the Chairman,
                                                                        ABN AMRO North America,
                                                                        Inc.; Executive Vice
                                                                        President and Chief
                                                                        Financial Officer,
                                                                        ABN AMRO Wholesale Banking
                                                                        North America; Group
                                                                        Senior Vice President and
                                                                        Corporate Controller,
                                                                        ABN AMRONorth America, Inc.
------------------------------------------------------------------------------------------------------------------------------------
James H. Lowry             65        Independent   2 Years              Vice President, The        1             None
One North Wacker Drive,              Trustee                            Boston Consulting Group
Suite 700
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Steiner          66        Independent   Elected              Vice Chairman, Executive   1             None
One North Wacker Drive,              Trustee       December 30, 2004    Vice President,
Suite 700                                                               Rothschild Investment
Chicago, IL 60606                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------


* This trustee is an "interested person" of the Trust as that term is defined under the 1940 Act by virtue of, among other things, his affiliation with the Fund's Investment Manager, Holland Capital Management, L.P.

--------------------------------------------------------------------------------

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   # OF
                                                   TERM OF                                         PORTFOLIOS
                                     POSITION(S)   OFFICE AND           PRINCIPAL                  IN FUND
                                     HELD          LENGTH               OCCUPATION(S)              COMPLEX
                                     WITH          OF TIME              DURING LAST                OVERSEEN      OTHER DIRECTORSHIPS
NAME AND ADDRESS           AGE       FUND          SERVED               FIVE YEARS                 BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Laura J. Janus             57        Treasurer     8 years              Partner and Portfolio      NA            NA
One North Wacker Drive,                                                 Manager, Holland
Suite 700                                                               Capita1 Management, L.P.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Monica L. Walker           46        Secretary     8 years              Partner and Portfolio      NA            NA
One North Wacker Drive,                                                 Manger, Holland Capital
Suite 700                                                               Management, L.P.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------

MATTERS                    An annual meeting of the shareholders of the Fund was held on December 30,
SUBMITTED                  2004 and the following matter was approved by the Fund's voting shares:
TO A
SHAREHOLDER                Elect four trustees                              For        Against         Abstain
VOTE                       New trustees
                           Carla S. Carstens                             1,851,711         0             360
                           JoAnn Sannasardo Lilek                        1,851,711         0             360
                           Robert M. Steiner                             1,851,711         0             360

                           Continuing trustee
                           James H. Lowry                                1,851,711         0             360

--------------------------------------------------------------------------------
     For additional information about the Fund's Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.Hollandcap.com/LHGF.html or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                                       16

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

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

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

CARLA S. CARSTENS, Trustee

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

JOANN SANNASARDO LILEK, Trustee

JAMES H. LOWRY, Trustee

ROBERT M. STEINER, Trustee

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

MONICA L. WALKER, Secretary
Portfolio Manager, Holland Capital Management, L.P.

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, D.C.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. See attached Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Effective December 30, 2004, Lester H. McKeever, Registrant's previously named "audit committee financial expert," resigned from the Board of Trustees in conjunction with the election of one continuing and three new independent Trustees at an annual meeting of shareholders held on the same date. Registrant's Audit Committee has four members. While these members are "financially literate," the Board of Trustees has not determined whether any member of the Audit Committee meets the technical definition of "audit committee financial expert." The Board concurs with Registrant's determination that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members have sufficient knowledge of accounting principles and financial statements to serve on the Committee; (ii) the accounting methodologies applicable to mutual funds generally and the types of investments in which the Registrant's Growth Fund engages in particular are well established; and (iii) Registrant's financial statements do not involve the types of complex accounting issues that other kinds of public companies may have. The Board of Trustees is expected to consider at its next regularly scheduled meeting whether or not Registrant has an independent Trustee that is qualified and should serve as a financial expert serving on the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

$ 15,000 (FY 2004) and $15,015 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)      Audit-Related Fees

 There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

 There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant's investment adviser, "Service Affiliates") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this Item 4 and were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)      Tax Fees

 $3,250 (FY 2004) and $2,000 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

 There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to Service Affiliates for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

 There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

 There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to Service Affiliates, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)      (1) Audit Committee Pre-Approval Policies and Procedures:

     1. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide audit services to the Trust.

     2. The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust's investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

     3. In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust's investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants' independence as it relates to the audit of the Trust's financial statements.

     4. The provision of non-audit services to the Trust's investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser's systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

     5. Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:


          a) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

          b) such services were not recognized by the Trust at the time of engagement to be non-audit services; and,

          c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

         (2) There were no services provided to the registrant, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to Service Affiliates, as described in paragraphs (b) - (d) of this Item 4, for which pre-approval by the audit committee was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) $8,250 (FY 2004) and $11,500 (FY 2003) are the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's Service Affiliates for each of the last two fiscal years of the registrant.

(h) There were no non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Registrant's code of ethics that is the subject of the disclosure required by Item 2. Filed herewith.

     (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act. Filed herewith.

(b) Officer certifications are required by Rule 30a-2(b) under the Investment Company Act. Filed herewith. (These certifications are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Lou Holland Trust

         Registrant

         By /s/ Louis A. Holland
            ------------------------------
            Louis A. Holland, Principal Executive Officer

         Date:  March 9, 2005
                --------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         The Lou Holland Trust

         Registrant

         By:  /s/ Louis A. Holland              By: /s/ Laura J. Janus
              -------------------------------      --------------------------
              Louis A. Holland,                    Laura J. Janus,
              Principal Executive Officer          Principal Financial Officer


         Date:  March 9, 2005                    Date:  March 9, 2005
              -------------------------------      --------------------------